                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints ROBERT S. SCHIMEK and RICHARD T. PISANO, or each of them, as his true and lawful attorneys-in fact and agents, to sign any and all amendments to the Registration Statements listed below, for which FIRST SUNAMERICA LIFE INSURANCE COMPANY serves as Depositor and AMERICAN HOME ASSURANCE COMPANY serves as Guarantor, and to file the same, with all exhibits thereto, and other documents in connection therewith, as fully to all intents as he might or could do in person, including specifically, but without limiting the generality of the foregoing, to (i) take any action to comply with any rules, regulations or requirements of the Securities and Exchange Commission under the federal securities laws; (ii) make application for and secure any exemptions from the federal securities laws; (iii) register additional annuity contracts under the federal securities laws, if registration is deemed necessary. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents or any of them, or their substitutes, shall do or cause to be done by virtue thereof.

REGISTRATION STATEMENTS:

REGISTRANT NAME                                     FILE NO.
--------------------------------------------------------------------------------
FS Variable Separate Account                        033-85014 / 811-08810
                                                    333-101487 / 811-08810
                                                    333-45946 / 811-08810
                                                    333-102137 / 811-08810
                                                    333-128124 / 811-08810
--------------------------------------------------------------------------------
FS Variable Annuity Account Two                     033-81470 / 811-08624
--------------------------------------------------------------------------------
FS Variable Annuity Account Five                    333-118218 / 811-08369
                                                    333-116026 / 811-08369
--------------------------------------------------------------------------------
FS Variable Annuity Account Nine                    333-118221 / 811-21230
                                                    333-118225 / 811-21230
--------------------------------------------------------------------------------



/S/ MERTON BERNARD AIDINOFF                   Director               October 27, 2005
------------------------------------
MERTON BERNARD AIDINOFF

/S/ STEVEN JAY BENSINGER                      Director               October 27, 2005
------------------------------------
STEVEN JAY BENSINGER

/S/ JOHN QUINLAN DOYLE                 Director and President        October 27, 2005
------------------------------------
JOHN QUINLAN DOYLE

/S/ JEFFREY L. HAYMAN                         Director               October 27, 2005
------------------------------------
JEFFREY L. HAYMAN

/S/ DAVID LAWRENCE HERZOG                     Director               October 27, 2005
------------------------------------
DAVID LAWRENCE HERZOG

/S/ ROBERT EDWARD LEWIS                       Director               October 27, 2005
------------------------------------
ROBERT EDWARD LEWIS

/S/ KRISTIAN PHILIP MOOR               Director and Chairman         October 27, 2005
------------------------------------
KRISTIAN PHILIP MOOR

/S/ WIN JAY NEUGER                            Director               October 27, 2005
------------------------------------
WIN JAY NEUGER

/S/ ROBERT MICHAEL SANDLER                    Director               October 27, 2005
------------------------------------
ROBERT MICHAEL SANDLER

/S/ ROBERT S. SCHIMEK                  Director, Senior Vice         October 27, 2005
------------------------------------  President and Treasurer
ROBERT S. SCHIMEK

/S/ NICHOLAS SHAW TYLER                       Director               October 27, 2005
------------------------------------
NICHOLAS SHAW TYLER

/S/ NICHOLAS CHARLES WALSH                    Director               October 27, 2005
------------------------------------
NICHOLAS CHARLES WALSH